Exhibit 10.5


                   FIRST AMENDMENT TO AMENDED AND RESTATED
                  CREDIT AGREEMENT AND COLLATERAL DOCUMENTS


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND COLLATERAL DOCUMENTS (this "Amendment"), is made and entered into as of May 3, 2004 among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation formerly known as Curative Holding Co. ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION II, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS"), CURATIVE HEALTH
SERVICES CO., a Minnesota corporation formerly known as Curative Health Services, Inc. ("CHSC"), CRITICAL CARE SYSTEMS, INC., a Delaware corporation ("CCS") (Holdings, eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II, Infinity Infusion, Medcare, CPS, CHSC and CCS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), CURATIVE HEALTH SERVICES III CO., a Minnesota corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), as Agent and Lender.

                               Statement of Facts

      A. Borrowers and GE Capital are parties to that certain Amended and Restated Credit Agreement, dated April 23, 2004 (as in effect prior to the date of this Amendment, the "Credit Agreement"; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made available a revolving credit facility and other financial accommodations to Borrowers, subject to the terms and conditions contained in the Credit Agreement.

      B. Holdings desires on the date hereof to enter into an Interest Rate Protection Agreement with National City Bank as swap counterparty, which Interest Rate Protection Agreement will benefit Holdings and the other Credit Parties. As a condition to entering into such Interest Rate Protection Agreement, National City Bank ("NCB") requires that GE Capital enter into a risk participation agreement with NCB (the "Risk Participation Agreement"), pursuant to which among other things, GE Capital agrees, subject to certain terms and conditions, that if Holdings fails to timely make certain payments owing by Holdings to NCB under such Interest Rate Protection Agreement, then GE Capital will make such payments to NCB and be subrogated to the rights of NCB under such Interest Rate Protection Agreement.

      C. The parties hereto desire to enter into this Amendment to amend certain provisions of the Credit Agreement and certain of the Collateral Documents as provided for herein.

                               Statement of Terms

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, to induce GE Capital to enter into the Risk Participation Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Amendments to Credit Agreement

      Subject to the terms and conditions of this Amendment, including without limitation Section 4 hereof, the Credit Agreement is hereby amended as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (c) of the definition of "Commitment Termination Date" and substituting in lieu thereof the following new clause (c) to read in its entirety as follows:

                  (c) the date of indefeasible payment in full by the Borrowers of the Loans and all of the Subject Swap Obligations and the cancellation and return of (or issuance of a stand-by guarantee or letter of credit with respect to) all Letters of Credit or the cash collateralization of all L/C Obligations pursuant to Section 2.5(k), the permanent reduction of all Commitments to Zero Dollars ($0), and the discharge of all of Risk Participant's duties and obligations under the Risk Participation Agreement and the termination of the Risk Participation Agreement.

      (b) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (k) through the end of the definition of "Indebtedness" and substituting in lieu thereof the following to read in its entirety as follows:

                  (k) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (1) all Subject Swap Obligations, and (m) all Guaranteed Obligations of such Person. Indebtedness shall, in any event, include the Department of Justice Obligations.


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

      (c) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (i) of the definition of "Restricted Payment" and substituting in lieu thereof the following new clause (i) to read in its entirety as follows:

                  (i) any payment or prepayment of any obligations owing by Holdings or any other Credit Party to the Subject Swap Counterparty in connection with the Subject Swap Documents.

      (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of Monthly Swap Statement", "Obligations", "Secured Creditors", "Subject Swap", "Subject Swap Counterparty", "Subject Swap Documents", "Subject Swap Obligations", "Subject Swap Obligations Cap", "Subject Swap Reserve" and "Termination Date" in their entirety and substituting in lieu thereof the following new definitions to read in their entirety as follows:

                  "Monthly Swap Statement" means the monthly statement prepared by the Subject Swap Counterparty and delivered to Holdings on a monthly basis pursuant to the Subject Swap Documents, which statement shows the current market value of the Subject Swap.

                  "Obligations" means (a) all Loans, fees, indebtedness,
            liabilities, obligations, covenants and duties of any Credit Party to any Lending Party of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under this Agreement, or under the other Loan Documents, by operation of law or otherwise in connection with the transactions contemplated hereby, now existing or hereafter arising, and whether or not for the payment of money or the performance or non-performance of any act, including, but not limited to, all damages that any Credit Party may owe to the Agent and/or the Lenders by reason of any breach by any Credit Party of any representation, warranty, covenant, agreement or other provision of this Agreement or any of the other Loan Documents and all obligations of the Borrowers under any interest rate protection agreement entered with any Lender pursuant to Section 6.10 hereof (all of the foregoing liabilities and obligations described in this clause (a) are referred to herein collectively as the "Credit Document Obligations"), and (b) the Subject Swap Obligations. Without limiting the generality of the foregoing, this term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, Charges, expenses, attorneys' fees and any other sum payable by any Credit Party to a Lending Party under this Agreement or any of the other Loan Documents.

                  "Secured Creditors" means, collectively, the Lenders, the
            Agent and the Risk Participant, together with their respective successors and assigns.


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

                  "Subject Swap" means the Interest Rate Protection Agreement entered into between Holdings and the Subject Swap Counterparty on the First Amendment Effective Date pursuant to the Subject Swap Documents.

                  "Subject Swap Counterparty" means National City Bank, together with its successors and assigns.

                  "Subject Swap Documents" means that certain ISDA Master
            Agreement dated the First Amendment Effective Date, the related ISDA Schedule to the Master Agreement dated the First Amendment Effective Date, the Subject Swap Confirmation, together with and any confirmations relating to the Subject Swap, entered into between Holdings and the Subject Swap Counterparty, which documents and agreements, in each case must be in form and substance satisfactory to GE Capital.

                  "Subject Swap Obligations" has the meaning ascribed to it in
            Section 6.1.

                  "Subject Swap Obligations Cap" means, as of any date of
            determination, $7,500,000.

                  "Subject Swap Reserve" means, as of any date of determination, a reserve against Eligible Accounts and Eligible Inventory of the Borrowers in an amount equal to the Subject Swap Obligations Cap, provided, however, that such Reserve shall not apply to the extent and only to the extent that as of any date of determination, (i) Holdings has no obligations (whether contingent or otherwise) whatsoever under the Subject Swap or any of the Subject Swap Obligations as of such date, (ii) the Risk Participation Agreement and all of Risk Participant's obligations to the Subject Swap Counterparty thereunder have terminated, and (iii) all of the Subject Swap Obligations have been indefeasibly paid in full as of such date. If at any time any of the conditions in clauses (i), (ii) and (iii) of this definition are not met, then the Subject Swap Reserve shall apply.

                  "Termination Date" the date on which (a) the Loans have been indefeasibly repaid in full in cash, (b) all other Obligations under this Agreement and the other Loan Documents have been completely discharged, (c) all of the L/C Obligations have been cash collateralized, cancelled or backed by standby letters of credit in accordance with Section 2.5 hereof, (d) the Borrowers shall not have any further right to borrow any monies under this Agreement, and (e) all of Risk Participant's outstanding duties and obligations to the Subject Swap Counterparty under the Risk Participation Agreement have been completely discharged, Risk Participant shall have no further duties or obligations to National City under the Risk Participation Agreement, and the Risk Participation Agreement shall have terminated.

      (e) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Primary Obligations", "Residual Obligations" and "Secondary Obligations" in their entirety.

      (f) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions for "First Amendment Effective Date", "Risk Participation Agreement", "Risk Participant" and "Subject Swap Confirmation" in alphabetical order to read in their entirety as follows:

            "First Amendment Effective Date" means May 3, 2004.

            "Risk Participation Agreement" means that certain Risk Participation Agreement dated as of the First Amendment Effective Date between National City Bank and Risk Participant, as amended, restated, supplemented or otherwise modified from time to time.

            "Risk Participant" means GE Capital.

            "Subject Swap Confirmation" means that certain confirmation agreement dated the First Amendment Effective Date between Holdings and the Subject Swap Counterparty in connection with and as part of the Subject Swap.

      (g) Section 2.10(b) of the Credit Agreement is hereby amended by deleting clauses (iii), (iv) and (v) of such section in their entirety and substituting in lieu thereof the following new clauses
            (iii) and (iv) to read in their entirety as follows:

                  (iii) third, to the extent proceeds remain after the
            application pursuant to the preceding clauses (i) and (ii), to the payment of an amount equal to all other outstanding Obligations in such order as Agent may in its sole discretion elect;

                  (iv) fourth, to the extent proceeds remain after the
            application pursuant to the preceding clauses (i) through (iii), inclusive, and following the Termination Date, to the payment of the relevant Credit Party or to whomever may be lawfully entitled to receive such surplus.

      (h) Section 2.11(b) of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following new sentence to read in its entirety as follows:

                  The Borrowers shall have the right to terminate in whole the Revolving Credit Commitments or, from time to time, irrevocably to reduce in part the amount of the Revolving Credit Commitments upon at least thirty (30) days' prior written notice from Borrower Representative to the Agent, provided, however that Borrowers shall not have the right to terminate or reduce the Revolving Credit Commitments if at the time of such requested termination or reduction (i) the Risk Participation Agreement shall not have been terminated, or
                  (ii) Risk Participant shall have any present or future duties or obligations to the Subject Swap Counterparty under the Risk Participation Agreement.



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


      (i) Section 5.1 of the Credit Agreement is hereby amended by deleting clause (1) of such section in its entirety and substituting in lieu thereof the following new clause (1) to read in its entirety as follows:

                  (1) Monthly Swap Statement; Etc. To Agent, at the time of
            delivery of each Borrowing Base Certificate, a Monthly Swap Statement, which shall be in form and substance reasonably satisfactory to Agent. Holdings hereby agrees to immediately upon receipt thereof notify Agent (telephonically and in writing by facsimile transmission) of any communication (whether oral or written) and to provide Agent with a copy of any notice or communication that it receives from the Subject Swap Counterparty in connection with the Subject Swap or any of the Subject Swap Documents that (i) the Subject Swap Exposure (as such term is defined in the Subject Swap Confirmation) exceeds $6,000,000, (ii) Holdings is required to make a payment of any Buydown Amount (as such term is defined in the Subject Swap Confirmation), or (iii) that any event of default or any termination event has occurred under the Subject Swap Documents. In addition to the notice required to be delivered by Holdings to Agent pursuant to the immediately preceding sentence, Holdings shall deliver to Agent for its receipt at least one Business Day in advance of any required payment of any Buydown Amount (as such term is defined in the Subject Swap Confirmation) by Holdings, a certificate of the chief financial officer of Holdings, in form and substance reasonably satisfactory to Agent, demonstrating on a pro forma basis after giving effect to any such payment compliance with the minimum liquidity covenant in
            Section 6.18 and actual and pro forma compliance with the financial covenants in Sections 7.15, 7.16 and 7.17.

      (j) Section 6.1 of the Credit Agreement is hereby amended by adding the following to the end of such section to read in its entirety as follows:

                  Each of the Borrowers hereby jointly and severally, unconditionally and irrevocably, covenants and agrees to indemnify and pay to GE Capital, and to hold harmless GE Capital from and against, any and all liabilities, obligations, losses and other amounts that GE Capital at any time heretofore, now or hereafter incurs, is required to pay or has paid to the Subject Swap Counterparty under, pursuant to or in connection with the Subject Swap including, without limitation, any and all payments at any time made or required to be made by GE Capital to the Subject Swap Counterparty pursuant to the terms of the Risk Participation Agreement (the foregoing indemnification obligations of each of the Borrowers to GE Capital are referred to herein collectively as the "Subject Swap Obligations"). Each Credit Party hereby further unconditionally and irrevocably acknowledges, covenants and agrees that: (i) any and all Subject Swap Obligations from time to time outstanding shall constitute Obligations hereunder, shall at all times prior to the Termination Date be and continue to remain guaranteed by the Guarantors pursuant to the Guaranty Agreements and shall at all times prior to the Termination Date be and continue to remain secured by the

                  Liens granted by the Credit Parties to the Agent under and pursuant to the Collateral Documents; (ii) all Subject Swap Obligations from time to time outstanding shall be due and payable in full by Borrowers to GE Capital upon demand for payment made by GE Capital to any Borrower or Borrower Representative, provided further that, in addition to (and not in limitation of) the foregoing, each of the Subject Swap Obligations from time to time outstanding shall be due and payable in full by Borrowers to GE Capital upon (A) the date upon which all of the Commitments have been terminated and the Loans have been paid in full, (B) the Commitment Termination Date and (C) following the occurrence of any Event of Default and the acceleration or deemed acceleration of the maturity date of any of the Obligations in connection therewith; and
                  (iii) the obligation of Borrowers hereunder to GE Capital to timely pay the Subject Swap Obligations shall be joint and several obligations of the Borrowers.

      (k) Section 6.10 of the Credit Agreement is hereby amended by deleting the phrase "on or about the Restatement Effective Date" in the last sentence of such section.

      (l) Section 7.1 of the Credit Agreement is hereby amended by deleting clause (f) of such section in its entirety and substituting in lieu thereof the following new clause (f) to read in its entirety as follows:

                  (f) Indebtedness under (i) any Interest Rate Protection
            Agreement entered into pursuant to Section 6.10 and (ii) the Subject Swap;

      (m) Section 7.5 of the Credit Agreement is hereby amended by deleting clause (i) through the end of such section in its entirety and substituting in lieu thereof the following to read in its entirety as follows:

                  (i) prepayments of a portion of principal of Senior Unsecured Debt from the proceeds of sales Stock of Holdings to the extent and only to the extent such prepayment is expressly permitted under Section 2.8(c), and prepayments of principal of Senior Unsecured Debt and accrued interest thereon pursuant to any Excess Cash Flow Offer or any Net Proceeds Offer, (j) the payment of any fees, costs or expenses payable by Holdings to the Subject Swap Counterparty on the effective date of the Subject Swap in accordance with the terms of the Subject Swap Documents, and regularly scheduled payments of other amounts to the Subject Swap Counterparty after the effective date of the Subject Swap in accordance with the terms of the Subject Swap Documents and (k) the payment of any Buydown Amount (as such term is defined in the Subject Swap Confirmation); provided that, in each case with respect to clauses (d),
                  (e),(f), (g) and (i) above (and both before and after giving effect to any such Restricted Payment) (i) no Default or Event of Default has occurred and is continuing at the time of such proposed Restricted Payment, (ii) the chief financial officer of Holdings shall have delivered to Agent a certificate, in form and substance reasonably satisfactory to Agent, demonstrating on a pro forma basis after giving effect to any such Restricted Payment compliance with the minimum liquidity covenant in Section 6.18 and actual and pro forma compliance with the financial covenants in Sections 7.15, 7.16 and 7.17, and (iii) the Restricted Payments shall be made at such times as will permit the delivery of financial statements necessary to determine current compliance with the financial covenants set forth herein prior to each such Restricted Payment.

      (n) Section 7.11 of the Credit Agreement is hereby amended by deleting clause (d) of such section in its entirety and substituting in lieu thereof the following new clause (d) to read in its entirety as follows:

                  (d) any amendment, waiver or other modification of any of the Subject Swap Documents as in effect on the First Amendment Effective Date.

      (o) Section 8.1 of the Credit Agreement is hereby amended by deleting the period at the end of clause (u) thereof and replacing it with "; or" and adding as a new clause (v) the following additional Event of Default to read in its entirety as follows:

                  (v) if, for whatever reason, by February 23, 2009 either: (i)
            the Subject Swap Counterparty has not accepted a credit support annex from Holdings by such date to be effective on or before April 23, 2009, which has been offered by Holdings to the Subject Swap Counterparty pursuant to the proviso at the end of paragraph (h) in
            Part 1 of the ISDA Schedule under the Subject Swap Documents, unless all of Risk Participant's outstanding duties and obligations under the Risk Participation Agreement have been discharged in full, Risk Participant has no further duties or obligations to the Subject Swap Counterparty under the Risk Participation Agreement, and the Risk Participation Agreement has been terminated; or (ii) the Risk Participation Agreement has not been terminated or Risk Participant has any remaining duties or obligations to the Subject Swap Counterparty thereunder.

      (p) Section 8.2(b) of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof to read in its entirety as follows:

                  In addition to and not in limitation of the foregoing, if any Event of Default has occurred and is continuing, Agent may, without notice or demand (i) notify the Subject Swap Counterparty that an Event of Default has occurred and furnish to the Subject Swap Counterparty a copy of any notice of Event of Default that Agent and/or Lenders may have given to any Credit Party or Borrower Representative, and/or (ii) notify the Subject Swap Counterparty that the requisite Lenders will not grant a waiver of such Event of Default or any other Events of Default that may then be in existence.



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


      2.    Amendments to Collateral Documents

      Subject to the terms and conditions of this Amendment, including without limitation Section 4 hereof, each of the Collateral Documents shall be amended by deleting the definition of "Termination Date" appearing therein and substituting in lieu thereof the following new definition to read in its entirety as follows:

                  "Termination Date" the date on which (a) the Loans have been indefeasibly repaid in full in cash, (b) all other Obligations under the Credit Agreement and the other Loan Documents have been completely discharged, (c) all of the L/C Obligations have been cash collateralized, cancelled or backed by standby letters of credit in accordance with Section 2.5 of the Credit Agreement, (d) the Borrowers shall not have any further right to borrow any monies under the Credit Agreement, and (e) all of the outstanding duties and obligations of Risk Participant to the Subject Swap Counterparty under the Risk Participation Agreement have been completely discharged, Risk Participant shall have no further duties or obligations to National City under the Risk Participation Agreement, and the Risk Participation Agreement shall have terminated.

      3.    Representations and Warranties

      Each Borrower hereby jointly and severally represents and warrants to the Agent and the Lenders that (a) this Amendment and the Confirmation of Guaranty attached hereto have each been duly authorized, executed and delivered by Borrowers and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date after giving effect to this Amendment and the transactions contemplated by the Subject Swap Documents (as defined above in this Amendment), (c) after giving effect to this Amendment and the transactions contemplated by the Subject Swap Documents (as defined above in this Amendment), all of the representations and warranties made by Borrowers or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement), (d) the execution, delivery and performance by each Credit Party of the Loan Documents as amended by this Amendment and the Subject Swap Documents (as defined above in this Amendment) to which it is a party, and the consummation of the transactions contemplated to occur thereunder, (i) are within its organizational powers, have been duly authorized by all necessary organizational action, (ii) require no Governmental Approval,
(iii) do not contravene, or constitute a default under (x) any provision of Applicable Law the violation of which could reasonably be expected to have a Material Adverse Effect, (y) the Organizational Documents of such Credit Party or (z) any agreement, judgment, injunction, order, decree or other instrument binding upon any Credit Party, including, without limitation, the Senior Unsecured High Yield Note Documents, and (iv) do not result in the creation or imposition of any Lien (other than the Liens created by the Collateral Documents in favor of the Secured Creditors) on any asset of any such Credit Party.



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

      4.    Conditions to Effectiveness

      This Amendment shall be effective as of the date of this Amendment upon the satisfaction in full of each of the following conditions:

      (a) the Agent shall have received counterparts of this Amendment, duly executed, completed and delivered by GE Capital and each of the Credit Parties;

      (b) the Agent shall have received counterparts of the attached Confirmation of Guaranty, duly executed by Curative Health Services III Co.;

      (c) Holdings and the Subject Swap Counterparty shall have entered into the Subject Swap Documents (as defined above in this Amendment), and Agent shall have received a copy of such fully executed documents, and such documents shall be in form and substance satisfactory to Agent; and

      (d) GE Capital shall have received counterparts of the Risk Participation Agreement (as defined above in this Amendment) and that certain side letter agreement between GE Capital and the Subject Swap Counterparty, in each case duly executed, completed and delivered by the Subject Swap Counterparty and in form and substance satisfactory to GE Capital.

      5.    Reimbursement of Expenses

      Each Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      6.    Governing Law

      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      7.    Severability of Provisions

      Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Credit Party hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.



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




      8.    Counterparts

      This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      9.    Effect of this Amendment

      Except as specifically amended or modified pursuant to Section 1 and
Section 2 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Loan Documents are intended or implied by this Amendment and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

      10.   Entire Agreement

      The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.


                 [Remainder of page intentionally left blank]





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


      IN WITNESS WHEREOF, the parties have caused this First Amendment to Amended and Restated Credit Agreement and Collateral Documents to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWERS:

                                    CURATIVE HEALTH SERVICES, INC.,
                                    a Minnesota corporation formerly known as Curative Holding Co.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Executive VP and CFO


                                    EBIOCARE.COM, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    HEMOPHILIA ACCESS, INC.


                                    By:    /s/ Nancy F. Lanis
                                           ----------------------------------
                                    Name:  Nancy F. Lanis
                                    Title: Secretary and Treasurer


                                    APEX THERAPEUTIC CARE, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Chief Financial Officer


                                    CHS SERVICES, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer

                                    CURATIVE HEALTH SERVICES OF NEW YORK, INC.


                                    By:    /s/ Thomas Axmacher
                                           -----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    OPTIMAL CARE PLUS, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    INFINITY INFUSION, LLC

                                    By: Curative Health Services Co., its
                                    Sole Member


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    INFINITY INFUSION II, LLC

                                    By: Curative Health Services Co., its
                                    Sole Member


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer

                                    INFINITY INFUSION CARE, LTD.

                                    By: Infinity Infusion  II, LLC, its Sole
                                    General Partner

                                    By: Curative Health Services Co., the
                                    Sole Member of Infinity Infusion II, LLC


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Chief Financial Officer


                                    MEDCARE, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    CURATIVE PHARMACY SERVICES, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: Treasurer


                                    CURATIVE HEALTH SERVICES CO.,
                                    a Minnesota corporation formerly known as Curative Health Services, Inc.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: CFO and Treasurer


                                    CRITICAL CARE SYSTEMS, INC.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: CFO and Treasurer

                                    GUARANTORS:

                                    CURATIVE HEALTH SERVICES III CO.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: CFO and Treasurer

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Lender and Agent


                                    By:    /s/ Earl F. Smith III
                                           ----------------------------------
                                    Name:  Earl F. Smith III
                                    Its Duly Authorized Signatory

                            CONFIRMATION OF GUARANTY


      The undersigned Guarantor hereby (a) acknowledges, consents and agrees to the terms of the foregoing First Amendment to Amended and Restated Credit Agreement and Collateral Documents (the "Amendment"), including without limitation, the amendments to the Amended and Restated Credit Agreement and the Collateral Documents set forth therein, and (b) agrees and confirms that its obligations under the Guaranty Agreement to which it is a party, as amended by the Amendment, will continue in full force and effect and extend to all Obligations under and as defined in the Amended and Restated Credit Agreement as amended and modified by the Amendment.

      As of this 3rd day of May, 2004.


                                    CURATIVE HEALTH SERVICES III CO.


                                    By:    /s/ Thomas Axmacher
                                           ----------------------------------
                                    Name:  Thomas Axmacher
                                    Title: CFO and Treasurer